Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of JBG SMITH Properties (the “Company”) on Form 10-K for the period ended December 31, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, W. Matthew Kelly, Chief Executive Officer of the Company, and I, Stephen W. Theriot, Chief Financial Officer of the Company, certify, to our knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 25, 2020	/s/ W. Matthew Kelly
W. Matthew Kelly
Chief Executive Officer

February 25, 2020	/s/ Stephen W. Theriot
Stephen W. Theriot
Chief Financial Officer